UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 25, 2024

Date of Report (Date of earliest event reported)

EMCORE CORPORATION

Exact Name of Registrant as Specified in its Charter

New Jersey	001-36632	22-2746503
State of Incorporation	Commission File Number	IRS Employer Identification Number

450 Clark Dr., Budd Lake, NJ  07828

Address of principal executive offices, including zip code

(626) 293-3400

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value	EMKR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)          On July 25, 2024, the Board of Directors (the “Board”) of EMCORE Corporation (the “Company”) appointed David Rogers as a director of the Company, effective immediately. Mr. Rogers was also appointed to serve as a member of the Board’s Compensation Committee.

There are no arrangements or understandings between Mr. Rogers and any other persons pursuant to which Mr. Rogers was selected as a director. There are also no family relationships between Mr. Rogers and any director or executive officer of the Company and Mr. Rogers does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with his appointment to the Board, Mr. Rogers will receive the standard compensation received by non-employee directors pursuant to the Company’s Directors’ Compensation Policy, as amended on May 26, 2024, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. Mr. Rogers has also entered into the Company’s standard form of indemnification agreement with its directors and officers.

On July 25, 2024, the Company appointed Matthew Vargas, the Company’s interim Chief Executive Officer and VP, Sales, as a director, effective immediately, and entered into an addendum to the Amended and Restated Offer Letter of Employment previously entered into between the Company and Mr. Vargas (the “Addendum”). Pursuant to the terms of the Addendum, Mr. Vargas and the Company agreed that (i) Mr. Vargas will not receive any additional compensation in connection with his service as a director and (ii) Mr. Vargas will resign from the Board should he no longer serve as the Company’s interim Chief Executive Officer.

Except as described above, there are no arrangements or understandings between Mr. Vargas and any other persons pursuant to which Mr. Vargas was selected as a director. There are also no family relationships between Mr. Vargas and any director or executive officer of the Company and Mr. Vargas does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The above description of the Addendum is a summary only and is qualified in its entirety by the full text of the Addendum, a copy of which is attached hereto as Exhibit 10.2, which is incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1†	Directors’ Compensation Policy (amended effective as of May 26, 2024).
10.2†	Addendum to Amended and Restated Offer Letter of Employment dated July 25, 2024, by and between EMCORE Corporation and Matthew Vargas.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

† Management contract or compensatory plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCORE CORPORATION

	By:	/s/ Tom Minichiello
Dated: July 31, 2024
Name: Tom Minichiello
Title: Chief Financial Officer